CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Cashout/Refinance Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 23.1% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,482
Total Outstanding Loan Balance	$718,853,361*	Min	Max
Average Loan Current Balance	$206,448	$4,957	$878,358
Weighted Average Original LTV	78.9%**
Weighted Average Original CLTV	81.3%
Weighted Average Coupon	7.24%	4.78%	13.75%
Arm Weighted Average Coupon	7.22%
Fixed Weighted Average Coupon	7.39%
Weighted Average Margin	6.17%	2.25%	9.62%
Weighted Average FICO (Non-Zero)	606
Weighted Average Age (Months)	2
% Silent Second	13.7%
% First Liens	99.1%
% Second Liens	0.9%
% Arms	88.7%
% Fixed	11.3%
% of Loans with Mortgage Insurance	0.0%

*

Collateral with a loan purpose of Refi/Cashout will comprise approximately [$730,500,000] of the total [$1,500,000,100] deal balance.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 5.00	4	1,249,097	0.2	4.90	72.5	684	45.8
5.01 - 5.50	44	12,065,191	1.7	5.36	73.8	644	40.8
5.51 - 6.00	235	63,670,239	8.9	5.86	77.5	646	41.5
6.01 - 6.50	421	105,286,199	14.6	6.32	77.6	631	41.3
6.51 - 7.00	732	168,782,211	23.5	6.79	78.5	619	41.2
7.01 - 7.50	554	118,762,908	16.5	7.30	79.2	605	41.3
7.51 - 8.00	578	110,406,862	15.4	7.79	80.9	591	41.4
8.01 - 8.50	355	66,439,607	9.2	8.29	80.4	567	41.5
8.51 - 9.00	263	39,518,890	5.5	8.77	79.0	557	40.5
9.01 - 9.50	105	15,213,789	2.1	9.30	75.9	555	40.4
9.51 - 10.00	61	7,660,691	1.1	9.81	78.8	549	39.8
10.01 - 10.50	35	3,718,399	0.5	10.27	78.9	550	42.7
10.51 - 11.00	37	3,610,754	0.5	10.78	79.6	558	44.3
11.01 - 11.50	22	1,263,850	0.2	11.23	94.4	582	45.3
11.51 - 12.00	14	846,929	0.1	11.84	73.6	555	47.8
12.01 - 12.50	13	194,607	0.0	12.38	98.1	596	33.8
12.51 - 13.00	6	116,602	0.0	12.88	97.9	591	45.0
13.01 - 13.50	2	23,058	0.0	13.36	90.0	611	47.8
13.51 - 14.00	1	23,479	0.0	13.75	85.0	566	44.4
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
476 - 500	17	4,251,358	0.6	8.47	75.5	499	44.0
501 - 525	270	52,045,134	7.2	8.39	72.9	513	42.7
526 - 550	374	68,643,836	9.5	7.98	74.0	538	42.1
551 - 575	469	88,593,855	12.3	7.55	77.4	564	41.1
576 - 600	577	110,923,357	15.4	7.28	79.6	589	41.3
601 - 625	631	134,605,672	18.7	7.01	80.3	613	40.8
626 - 650	538	114,429,171	15.9	6.91	80.3	637	40.5
651 - 675	337	79,523,999	11.1	6.76	81.6	662	41.6
676 - 700	141	33,898,890	4.7	6.62	81.3	686	40.7
701 - 725	73	18,570,811	2.6	6.59	81.4	712	43.5
726 - 750	28	7,276,103	1.0	6.42	81.5	737	39.6
751 - 775	18	4,583,453	0.6	6.59	81.3	762	40.6
776 - 800	8	1,375,964	0.2	5.80	61.8	785	38.7
801 - 825	1	131,761	0.0	6.50	75.9	811	51.9
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
<= 50,000	160	5,279,377	0.7	9.27	77.8	599	36.3
50,001 - 100,000	499	38,847,763	5.4	8.00	78.3	593	37.3
100,001 - 150,000	718	90,679,381	12.6	7.53	78.5	597	39.1
150,001 - 200,000	673	117,885,753	16.4	7.31	78.1	599	40.4
200,001 - 250,000	420	93,597,003	13.0	7.27	77.3	602	41.6
250,001 - 300,000	345	94,647,752	13.2	7.01	77.9	606	41.9
300,001 - 350,000	199	64,874,405	9.0	7.12	79.9	605	42.6
350,001 - 400,000	172	64,723,142	9.0	7.00	80.0	615	42.9
400,001 - 450,000	108	45,903,871	6.4	6.96	80.7	626	43.6
450,001 - 500,000	84	40,375,765	5.6	6.85	80.6	621	41.8
500,001 - 550,000	38	20,133,764	2.8	7.28	78.8	609	42.5
550,001 - 600,000	29	16,547,804	2.3	7.01	81.1	620	43.0
600,001 - 650,000	17	10,755,143	1.5	7.18	79.3	624	44.2
650,001 - 700,000	6	4,040,011	0.6	7.04	85.2	621	42.4
700,001 - 750,000	11	8,054,165	1.1	7.15	80.6	597	41.8
750,001 - 800,000	1	790,579	0.1	7.22	80.0	589	10.2
800,001 - 850,000	1	839,324	0.1	7.09	70.0	605	54.6
850,001 - 900,000	1	878,358	0.1	6.35	80.0	685	49.2
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO	DTI
<= 50.000	125	17,147,147	2.4	7.12	40.7	589	38.3
50.001 - 55.000	66	11,889,555	1.7	7.15	53.1	593	39.9
55.001 - 60.000	92	18,203,960	2.5	7.23	58.1	583	40.0
60.001 - 65.000	156	31,497,830	4.4	7.40	63.5	582	39.7
65.001 - 70.000	242	52,686,215	7.3	7.39	68.7	586	41.3
70.001 - 75.000	390	84,283,044	11.7	7.25	73.7	592	41.2
75.001 - 80.000	1,081	234,150,699	32.6	7.02	79.6	610	41.6
80.001 - 85.000	451	100,387,738	14.0	7.28	84.5	602	41.8
85.001 - 90.000	593	129,698,757	18.0	7.25	89.4	623	41.0
90.001 - 95.000	147	25,562,546	3.6	7.69	94.5	632	43.0
95.001 - 100.000	139	13,345,870	1.9	8.87	99.8	639	42.4
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	642	129,567,025	18.0	7.47	79.1	613	41.1
1	193	51,410,195	7.2	7.30	78.5	614	42.3
2	2,035	423,753,161	58.9	7.22	78.9	599	41.2
3	612	114,122,981	15.9	7.01	78.6	619	41.4
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Full	2,130	405,961,038	56.5	7.12	79.8	599	41.4
Reduced	221	40,702,204	5.7	7.31	78.7	614	40.3
No Income/ No Asset	13	2,597,385	0.4	7.74	73.0	641	48.0
Stated Income / Stated Assets	1,118	269,592,734	37.5	7.39	77.4	615	41.3
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	3,293	682,438,176	94.9	7.22	78.9	604	41.4
Second Home	10	2,352,274	0.3	6.85	74.4	667	36.9
Investor	179	34,062,912	4.7	7.58	79.3	642	39.4
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
California	822	246,434,915	34.3	6.95	76.9	608	42.4
Florida	509	90,058,247	12.5	7.48	77.9	597	41.0
Arizona	191	34,740,312	4.8	7.27	79.5	606	39.0
New York	106	33,067,966	4.6	7.31	77.5	615	42.5
Virginia	140	27,861,947	3.9	7.31	79.4	602	41.7
Illinois	145	27,221,818	3.8	7.34	80.2	620	40.8
Maryland	138	26,942,849	3.7	7.29	78.7	602	41.3
New Jersey	100	25,915,597	3.6	7.34	78.9	609	42.1
Nevada	89	20,070,199	2.8	7.15	79.3	610	41.3
Michigan	125	16,272,248	2.3	7.56	83.2	592	39.9
Washington	75	16,114,269	2.2	7.04	80.6	614	43.3
Pennsylvania	95	13,038,038	1.8	7.64	81.0	598	38.4
Colorado	67	12,901,364	1.8	7.21	83.5	617	41.6
Ohio	93	12,107,110	1.7	7.52	82.8	591	38.8
Minnesota	69	12,083,117	1.7	7.00	81.1	625	42.6
Other	718	104,023,365	14.5	7.53	81.5	604	39.5
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Refinance - Cashout	3,482	718,853,361	100.0	7.24	78.9	606	41.3
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 1Y	12	2,681,247	0.4	8.12	79.6	609	43.1
Arm 2/28	2,616	574,500,189	79.9	7.24	79.0	600	41.4
Arm 3/27	244	52,929,920	7.4	6.93	77.4	628	41.2
Arm 5/25	32	6,637,377	0.9	7.05	72.9	624	41.3
Arm 6 Month	6	899,303	0.1	6.31	71.0	569	30.9
Fixed Balloon 15/30	11	431,283	0.1	10.87	99.3	631	44.2
Fixed Rate	561	80,774,041	11.2	7.37	79.2	632	40.6
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
Single Family Residence	2,972	602,553,639	83.8	7.24	78.9	604	41.2
PUD	219	52,020,565	7.2	7.19	79.4	609	41.5
Condo	157	29,752,621	4.1	7.20	78.7	627	42.0
2 Family	104	25,365,381	3.5	7.15	79.1	625	41.9
3-4 Family	29	9,033,578	1.3	7.61	74.1	629	39.3
Co-op	1	127,578	0.0	5.50	80.0	610	28.7
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 4.00	24	6,253,245	1.0	6.75	79.3	671	40.8
4.01 - 4.50	69	15,193,457	2.4	6.32	73.8	642	38.7
4.51 - 5.00	147	34,832,724	5.5	6.10	78.5	643	40.9
5.01 - 5.50	259	62,686,828	9.8	6.36	78.0	625	40.9
5.51 - 6.00	821	191,634,636	30.1	6.85	78.8	614	41.7
6.01 - 6.50	448	99,034,295	15.5	7.22	80.8	604	41.0
6.51 - 7.00	819	176,083,786	27.6	7.87	78.3	578	42.3
7.01 - 7.50	157	27,854,030	4.4	8.16	80.1	578	41.0
7.51 - 8.00	102	14,616,963	2.3	8.67	78.1	554	39.4
8.01 - 8.50	37	5,955,782	0.9	8.95	77.2	565	35.1
8.51 - 9.00	18	2,552,679	0.4	9.40	76.2	576	38.3
9.01 - 9.50	8	849,653	0.1	9.85	82.1	540	34.0
9.51 - 10.00	1	99,959	0.0	10.37	64.5	503	39.3
Total:	2,910	637,648,036	100.0	7.22	78.8	603	41.4

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
1 - 3	4	738,549	0.1	6.04	71.0	572	32.4
4 - 6	5	438,585	0.1	8.21	74.1	535	33.5
7 - 9	5	963,349	0.2	7.95	86.0	619	45.7
10 - 12	9	1,854,128	0.3	8.30	75.2	600	39.9
16 - 18	18	2,977,669	0.5	7.48	81.8	585	38.9
19 - 21	480	109,622,660	17.2	7.22	79.0	600	41.2
22 - 24	2,115	461,823,089	72.4	7.25	79.0	600	41.5
25 - 27	1	49,622	0.0	6.99	27.6	658	49.9
28 - 30	1	172,157	0.0	8.48	90.0	554	35.6
31 - 33	51	11,271,597	1.8	6.82	76.1	616	41.1
34 - 36	189	41,099,253	6.4	6.95	77.7	632	41.3
37 >=	32	6,637,377	1.0	7.05	72.9	624	41.3
Total:	2,910	637,648,036	100.0	7.22	78.8	603	41.4

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	46	12,240,396	1.9	5.64	76.0	640	39.9
11.51 - 12.00	170	43,453,337	6.8	5.97	78.8	646	41.1
12.01 - 12.50	274	68,895,884	10.8	6.29	78.5	628	41.8
12.51 - 13.00	497	120,759,532	18.9	6.68	79.2	620	41.6
13.01 - 13.50	403	89,824,160	14.1	7.01	79.1	607	41.0
13.51 - 14.00	447	95,453,142	15.0	7.35	79.4	598	41.4
14.01 - 14.50	372	79,339,276	12.4	7.75	78.4	587	41.4
14.51 - 15.00	356	66,055,400	10.4	8.11	79.7	577	41.5
15.01 - 15.50	166	30,923,295	4.8	8.53	78.6	563	41.8
15.51 - 16.00	97	14,813,130	2.3	8.92	77.5	553	38.9
16.01 - 16.50	44	8,462,263	1.3	9.46	75.4	546	41.3
16.51 - 17.00	25	4,709,846	0.7	9.97	73.9	520	42.3
17.01 - 17.50	6	1,064,805	0.2	10.27	75.2	520	47.1
17.51 - 18.00	6	1,457,637	0.2	11.06	63.5	522	44.5
18.01 >=	1	195,933	0.0	11.19	70.0	514	50.6
Total:	2,910	637,648,036	100.0	7.22	78.8	603	41.4

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
<= 4.50	6	853,571	0.1	6.99	76.3	669	40.4
4.51 - 5.50	77	19,552,105	3.1	5.69	75.4	639	40.4
5.51 - 6.00	256	64,701,826	10.1	5.97	77.1	640	41.1
6.01 - 6.50	384	93,381,270	14.6	6.38	77.6	623	41.1
6.51 - 7.00	641	149,538,989	23.5	6.88	79.1	612	41.5
7.01 - 7.50	448	99,560,409	15.6	7.33	79.6	604	41.6
7.51 - 8.00	455	94,451,517	14.8	7.80	81.0	589	42.0
8.01 - 8.50	297	59,017,517	9.3	8.33	80.2	564	41.1
8.51 - 9.00	218	34,569,221	5.4	8.76	78.7	553	40.3
9.01 - 9.50	66	11,714,188	1.8	9.28	74.3	552	42.2
9.51 - 10.00	35	5,137,936	0.8	9.82	74.4	529	38.8
10.01 - 10.50	15	2,581,858	0.4	10.24	71.7	524	43.4
10.51 - 11.00	9	1,912,487	0.3	10.70	65.4	515	43.0
11.01 - 11.50	1	195,933	0.0	11.19	70.0	514	50.6
11.51 - 12.00	2	479,209	0.1	11.76	67.6	552	50.0
Total:	2,910	637,648,036	100.0	7.22	78.8	603	41.4

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	7	1,061,741	0.2	6.51	74.7	573	33.7
1.50	82	21,729,170	3.4	7.03	79.4	607	42.3
2.00	624	165,510,667	26.0	7.25	80.7	608	42.5
3.00	2,197	449,346,458	70.5	7.22	78.1	601	40.9
Total:	2,910	637,648,036	100.0	7.22	78.8	603	41.4

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	1,533	308,161,778	48.3	7.13	79.0	606	40.6
1.50	771	190,885,245	29.9	7.26	80.7	603	42.2
2.00	606	138,601,013	21.7	7.35	75.8	594	41.8
Total:	2,910	637,648,036	100.0	7.22	78.8	603	41.4

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	2,893	552,681,486	76.9	7.41	78.4	596	41.4
12	1	311,200	0.0	6.68	80.0	717	48.3
24	41	11,203,007	1.6	6.52	80.0	634	41.4
36	5	1,183,600	0.2	7.00	77.4	635	43.1
60	518	147,120,469	20.5	6.65	80.1	640	41.1
84	3	812,000	0.1	6.64	80.0	633	49.6
120	21	5,541,600	0.8	6.97	83.8	648	37.3
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
90650	7	1,881,465	0.3	7.14	81.1	626	46.6
95823	7	1,875,087	0.3	6.76	78.9	615	39.9
94565	5	1,868,088	0.3	6.74	86.0	605	43.4
92376	7	1,857,482	0.3	6.55	81.0	610	44.4
95206	6	1,790,717	0.2	7.19	82.7	616	45.3
Other	3,450	709,580,522	98.7	7.24	78.8	606	41.3
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
<= 0.00	12	2,546,400	0.4	7.72	72.9	642	0.0
0.01 - 10.00	16	3,056,383	0.4	7.79	81.0	615	7.5
10.01 - 20.00	96	15,463,128	2.2	7.20	76.0	620	16.4
20.01 - 30.00	397	62,185,757	8.7	7.30	76.9	599	26.0
30.01 - 40.00	967	190,709,745	26.5	7.16	78.3	610	35.9
40.01 - 50.00	1,705	374,580,558	52.1	7.26	79.9	607	45.8
50.01 - 60.00	289	70,311,391	9.8	7.26	77.0	591	52.7
Total:	3,482	718,853,361	100.0	7.24	78.9	606	41.3

*

Note, for second liens, CLTV is employed in this calculation.